UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 30, 2003

GEERLINGS & WADE, INC.

(Exact Name of Registrant as Specified in Charter)

MASSACHUSETTS	000-24048	04-2935863
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

960 Turnpike Street, Canton, MA 02021

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (781) 821-4152

Page 1 of 4 Pages.

Item 5.    Other Events

On September 30, 2003, Geerlings & Wade, Inc. issued a press release announcing its decision to file a Form 15 to terminate the registration of its common stock under the Securities Exchange Act of 1934. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is filed as part of this Report.

Exhibit Number	Description
99.1	Press Release of Geerlings & Wade, Inc. dated September 30, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEERLINGS & WADE, INC.

By:	\s\ DAVID R. PEARCE
Name: David R. Pearce Title: Chief Financial Officer

Date: September 30, 2003

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Geerlings & Wade, Inc. dated September 30, 2003.

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